This is a second AMENDMENT to the AGREEMENT BETWEEN THE CENTRAL INTERSTATE LOW-LEVEL RADIOACTIVE WASTE COMPACT COMMISSION AND US ECOLOGY FOR THE DEVELOPMENT OF A FACILITY FOR THE DISPOSAL OF LOW-LEVEL RADIOACTIVE WASTE (PRIME CONTRACT), made and entered into with an effective date of June 24, 1991, by and between the Central Interstate Low-Level Radioactive Waste Compact Commission (The Commission) and US Ecology, Inc. (US Ecology). The purpose of this AMENDMENT is to provide for continued prelicensing funding of the project as detailed in the PRIME CONTRACT and the FIRST AMENDMENT of MAY 1, 1990, and to provide for other purposes.

In accordance with Article III, Section 3.02 of the PRIME CONTRACT, the parties have met and upon the mutual promises and considerations herein agree to AMEND the Prime Contract as follows:

Article III of the PRIME CONTRACT is amended to include the following new section:

     "3.02(e) After the Commission has provided $10,100,000.00 in accordance with section 3.02(a), and $15,400,000.00 in accordance with Section 3.02(c), and after US Ecology has provided $1,100,000.00 in accordance with section 3.02(b)(i), $2,450,000.00 in accordance with section 3.02(b)(ii), and $2,710,000.00 in accordance with section 3.02(d), the Commission shall further provide up to $3,000,000.00 of financing for the payment of reimbursable costs necessarily incurred by US Ecology in connection with US Ecology's performance of the services and tasks set forth in the approved funding requests for the second and third quarters of 1991. Additional funding will be agreed upon by further amendment."

Article IV of the PRIME CONTRACT is amended by striking Section 4.01 of the PRIME CONTRACT and inserting the following new Section 4.01:

     "The Commission, consistent with the provisions of Article III of this Agreement, shall reimburse US Ecology up to a maximum amount of $28,500,000 for the following costs which are necessarily incurred from the Effective Date of this Agreement in the proper performance of US Ecology's work as authorized under Phases I through IV of the Work Plan, provided, however, that additional funding will be necessary to complete Phases I through IV."

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Article X of the PRIME CONTRACT is amended by changing the address of the
Commission in 10.15 of the PRIME CONTRACT to the following:

     To the Commission:  Central Interstate Low-Level Radioactive
                           Waste Compact Commission
                         233 South 13th Street, Suite 1200
                         Lincoln, NE  68508
                         Attention:  Chairman"

          IN WITNESS WHEREOF, each of the Parties has agreed to, executed and delivered this SECOND AMENDMENT to the PRIME CONTRACT on the date set forth beside its signature below:

          Central Interstate Low-Level
          Radioactive Waste Compact
          Commission

          By: /s/ L. Hall Bohlinger       This 28th day of June, 1991
              --------------------------       ----
              L. Hall Bohlinger
              Chairman

          By: /s/ A. Eugene Crump         This 27th day of June, 1991
              --------------------------       ----
              A. Eugene Crump
              Interim Executive Director

US Ecology, Inc.

          By: /s/ Richard F. Daton        This 25th day of June, 1991
              --------------------------       ----
              Title: Vice-President
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